Exhibit 10.3
FORM OF PREFERRED STOCK PURCHASE AGREEMENT
          This Preferred Stock Purchase Agreement (this “Agreement”) is dated as of the 14th day of November, 2008, and is made by and between Lime Energy Co., a Delaware corporation (the “Company”), and Richard P. Kiphart (the “Investor”).
RECITALS:
          A. The Company wishes to sell to Investor shares of the Company’s Series A-1 Convertible Preferred Stock, par value $0.01 per share (“Preferred Stock”) as designated by the Certificate of Designation attached hereto as Exhibit A (the “Certificate of Designation”).
          B. The Company has previously issued to Investor that certain Second Amended and Restated Revolving Line of Credit Note No. AR-3 dated August 14, 2008 in the maximum principal amount of $14,500,000 (the “Revolving Note”). Contemporaneously with this Agreement, the Company has paid to Investor all interest accrued through the date hereof on the Revolving Note, leaving a remaining balance of $14,707,104.06. As payment for the Preferred Stock, Investor desires to convert the remaining balance of the Revolving Note.
          C. The parties desire to set forth certain additional understandings among themselves relating to the foregoing and to certain other matters, all as more fully described herein.
          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereby agrees as follows:
1.	Purchase and Sale of Preferred Stock. Investor hereby purchases, and Company hereby sells to Investor, Three Hundred Fifty-Eight Thousand and Seven Hundred Ten (358,710) shares of Preferred Stock (the “Purchased Shares”). Investor hereby converts all indebtedness under the Revolving Note (including principal, interest and any fees, charges or other amounts payable by the Company pursuant to the terms of the Revolving Note, including without limitation any “Unused Funds Fee” or “Termination Fee” as those terms are defined in the Revolving Note) into the Purchased Shares as full payment of the purchase price therefor. Upon issuance of such shares to Investor, the Revolving Note shall be considered paid in full. Investor will deliver to Company the original Revolving Note for cancellation, and liens held by Investor on any assets of the Company by virtue of the Revolving Note shall be terminated. For clarification, liens on Company assets held by Advanced Biotherapy, Inc., an affiliate of Investor, shall not be terminated by reason of this Agreement.

2.	Condition to Convertibility. Investor acknowledges and agrees that, notwithstanding the provisions of the Certificate of Designations, the Company is required, pursuant to the rules of The NASDAQ Stock Market, Inc., including without limitation Marketplace Rule 4350(i)(1)(D), to seek the approval of its stockholders in order for the Purchased Shares to be convertible (“Required Approval”). The Company agrees to use its reasonable best efforts to obtain the consent of a majority of its stockholders and to file an Information Statement on Schedule 14C under the Securities Exchange Act of 1934, as amended, on or before February 1, 2009 for the purpose of obtaining the Required Approval, and Investor agrees to vote or cause to be voted all shares of Company stock over which he has voting power in favor of such action. Notwithstanding any provisions of the Certificate of Designations regarding convertibility of the Preferred Stock, Investor agrees, for himself and his successors, assigns and transferees, that the Purchased Shares shall not be convertible until the Required Approval is obtained, and the Company shall not instruct its transfer agent to issue any Conversion Shares until the Required Approval is obtained. As used in this Agreement, the term “Conversion Shares” means shares of Company Common Stock issued upon conversion of the Purchased Shares.

3.	Investor Representations and Warranties. Investor hereby represents to the Company that he is the sole legal and beneficial owner of the Revolving Note, free and clear of any and all liens and other adverse interests or claims.

4.	Company Representations and Warranties. Company hereby represents and warrants to Investor:
a.	The Certificate of Designation was filed with the Delaware Secretary of State on November 14, 2008 and is in full force and effect.

b.	That (i) the Purchased Shares are duly authorized, validly issued, and upon conversion of the Revolving Note, fully paid and nonassessable, (ii) the Conversion Shares, upon issuance to Investor in accordance with this Agreement and the terms of the Certificate of Designation, will be duly authorized, validly issued, fully paid and non-assessable, and (iii) the Company has reserved 358,710 shares of authorized but unissued Common Stock for issuance upon conversion of the Purchased Shares.

c.	There are no authorized, issued or outstanding shares of preferred stock of the Company other than the Preferred Stock and the Purchased Shares.

d.	The Company is a corporation duly incorporated and in good standing under the laws of the State of Delaware. The Company has all requisite power and authority to enter into and consummate the transactions described in this Agreement.

e.	All corporate action on the part of the Company necessary for the authorization, execution and delivery by the Company of this Agreement, the consummation of the transactions contemplated hereby and otherwise for the authorization, issuance and delivery of the Purchased Shares has been taken. This Agreement and the Certificate of Designation are the valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as such enforceability may be limited by general principles of equity and subject to bankruptcy or other laws relating to or affecting the rights of creditors generally. The execution, delivery and performance by the Company of this Agreement and compliance therewith and the issuance and sale of the Purchased Shares will not result in any violation of and will not conflict with, or result in a breach of any of the terms of, or constitute a default under, any provision of U.S. federal, state or foreign law to which the Company is subject, or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation, or other restriction to which the Company is a party or by which it or any of its assets are bound, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of its assets.

f.	The authorized capital stock of the Company consists of 200,000,000 shares of Common Stock, of which 8,700,209 shares are issued and outstanding as of the date hereof, and 1,000,000 shares of Preferred Stock, of which the Purchased Shares are the only shares issued and outstanding as of the date hereof.

g.	Copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, the Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, and any Reports on Form 8-K filed by the Company after June 30, 2008 (collectively, the “SEC Documents”) may be accessed on the SEC’s website and through the Company’s website. As of their respective filing dates, each of the SEC Documents complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

h.	Since June 30, 2008, there has not been any change which by itself or in conjunction with all other such changes, has had or could reasonably be expected to have a material adverse effect, except as disclosed in the SEC Documents or which has otherwise been disclosed to Investor.

i.	No information furnished by the Company to the Investor in connection with this Agreement (including, without limitation, the information contained in the SEC Documents) contains any untrue statement of a material fact, taken as a whole.

j.	There is no litigation, claim, proceeding, or governmental investigation pending or threatened against the Company that seeks to delay or prevent the consummation of, or which would be reasonably likely to adversely affect the Company’s ability to consummate the transactions contemplated hereby.
5.	Investor Acknowledgments. Investor understands, acknowledges and agrees that:
a.	In reliance upon applicable exemptions, neither the Purchased Shares nor any Conversion Shares have been registered under the Securities Act of 1933, as amended, and the regulations promulgated thereunder, as in effect from time to time (the “Securities Act”) or any U.S. state securities laws and the rules and regulations thereunder (collectively with the Securities Act, the “Applicable Securities Laws”).

b.	Because the Purchased Shares and Conversion Shares have not been registered under the Applicable Securities Laws, the economic risk of the investment must be borne indefinitely by Investor neither the Purchased Shares nor any

Conversion Shares may be sold, pledged or hypothecated or otherwise transferred unless subsequently registered under Applicable Securities Laws or an exemption from such registration is available.

c.	No assignment, sale, pledge, hypothecation, transfer, exchange or other disposition, or offer thereof whether direct or indirect, of the Purchased Shares or any Conversion Shares may be made if, in the opinion of counsel to the Company, such disposition or offer would require registration under the Securities Act or would result in the violation of applicable federal, state or foreign securities laws.

d.	A legend will be placed on the certificate or certificates evidencing the Purchased Shares in substantially the following form:
THE SHARES OF PREFERRED STOCK OF LIME ENERGY CO. (THE “COMPANY”) REPRESENTED BY THIS CERTIFICATE (THE “SHARES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED UNLESS (A) SUBSEQUENTLY REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY A WRITTEN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, TO THE EFFECT THAT THE SHARES TO BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED ARE BEING OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.
e.	A legend will be placed on the certificate or certificates evidencing any Conversion Shares in substantially the following form:
THE SHARES OF COMMON STOCK OF LIME ENERGY CO. (THE “COMPANY”) REPRESENTED BY THIS CERTIFICATE (THE “SHARES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED UNLESS (A) SUBSEQUENTLY REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY A WRITTEN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE

REASONABLY ACCEPTABLE TO THE COMPANY, TO THE EFFECT THAT THE SHARES TO BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED ARE BEING OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.
          6. Expenses. The Company agrees to pay the legal fees and expenses of Investor arising in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby.
          7. Arbitration. In the event of any and all disagreements and controversies arising from this Agreement, such disagreements and controversies shall be subject to binding arbitration as arbitrated in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association in Chicago, Illinois before one neutral arbitrator. Either party may apply to the arbitrator seeking injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Without waiving any remedy under this Agreement, either party may also seek from any court having jurisdiction any interim or provisional relief that is necessary to protect the rights or property of that party, pending the establishment of the arbitral tribunal (or pending the arbitral tribunal’s determination of the merits of the controversy). In the event of any such disagreement or controversy, neither party shall directly or indirectly reveal, report, publish or disclose any information relating to such disagreement or controversy to any person, firm or corporation not expressly authorized by the other party to receive such information or use such information or assist any other person in doing so, except to comply with actual legal obligations of such party, or unless such disclosure is directly related to an arbitration proceeding as provided herein, including, but not limited to, the prosecution or defense of any claim in such arbitration. The costs and expenses of the arbitration (excluding attorneys’ fees) shall be paid by the non-prevailing party or as determined by the arbitrator.
          8. Miscellaneous.
a.	All of the WHEREAS clauses and other recitals at the beginning of this Agreement are hereby incorporated into and made part of this Agreement.

b.	This Agreement shall be binding upon, and shall inure solely to the benefit of, each of the parties hereto, and each of their respective heirs, executors, administrators, successors and permitted assigns, and no other person shall acquire or have any right under or by virtue of this Agreement; provided however that Investor shall not assign its rights under this Agreement. Notwithstanding any assignment in violation of this Agreement, prior to receipt of the Required Approval, the provisions of Section 2 shall be binding upon any successors, assigns or transferees of the Purchased Shares.

c.	This Agreement may be amended only by written execution by all parties. No waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and acknowledged by the party against whom enforcement is sought, and then any such waiver shall be effective only in the specific instance and for the specific purpose for which given.

d.	The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

e.	All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

f.	Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by, unenforceable or invalid under any jurisdiction, such provision shall as to such jurisdiction, be severable and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

g.	This Agreement may be executed in one or more counterparts, all of which shall be deemed but one and the same agreement and each of which shall be deemed an original. Delivery by facsimile of an executed counterpart of this Agreement shall be effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.

h.	THE PARTIES HERETO, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT.

i.	ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION. EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR

HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
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(The next page is the signature page.)

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

COMPANY: Lime Energy Co.
By:
Jeffrey R. Mistarz
Executive Vice President and CFO

INVESTOR:

Richard P. Kiphart

EXHIBIT A
FORM OF CERTIFICATE OF DESIGNATIONS FOR PREFERRED STOCK